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                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

     In connection with the accompanying Form 10-Q of Old Dominion Electric Cooperative for the quarter ended June 30, 2002, I, Jackson Reasor, President & CEO of Old Dominion Electric Cooperative, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Old Dominion Electric Cooperative.





August 9, 2002                            /s/ Jackson E. Reasor
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Date                                      Jackson E. Reasor
                                          President & CEO